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                                                                    EXHIBIT 23





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into Norrell Corporation's previously filed Registration Statement No. 33-82350.







ARTHUR ANDERSEN LLP




Atlanta, Georgia
June 26, 1997